Exhibit 99.2

Financial Results Third Quarter 2013 First BanCorp.

Forward‐Looking Statements This presentation contains “forward‐looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward‐looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward‐looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation and FirstBank Puerto Rico (“FirstBank” or “the Bank”) will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (the “FED”) and the order dated June 2, 2010 (the “Order”)that FirstBank entered into with the FDIC and the Office of the Commissioner of Financial Institutions of Puerto Rico that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent and non‐performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the FED to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non‐performing assets, charge‐offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States’ financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government‐sponsored housing agencies and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non‐interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; the impact on the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that downgrades in the credit ratings of the Corporation’s long‐term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd‐Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices and cost of operations; and general competitive factors and industry consolidation. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward‐looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws. Investors should refer to the Corporation’s Annual Report on Form 10‐K for the year ended December 31, 2012 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject. 2

Agenda �� Third Quarter 2013 Highlights: Aurelio Alemán, President & Chief Executive Officer �� Third Quarter Results of Operations: Orlando Berges, Executive Vice President & Chief Financial Officer �� Summary �� Questions & Answers 3

THIRD QUARTER 2013 Highlights

Profitability • Net income of $15.9 million, or $0.08 per diluted share, including $3.4 million in non‐recurring expenses related to the secondary stock offering and the conversion of credit cards. • Adjusted net income of $19.3 million, excluding the aforementioned items. These results were also impacted by a $5.9 million loss in the equity of the unconsolidated entity and a $3 million increase in the tax reserve for uncertain tax positions. • Net interest margin increased by 16 basis points to 4.20% driven by reductions in funding costs. • Pre‐tax, pre‐provision income of $50.9 million up $15.0 million from 2Q 2013. Asset Quality • Total NPAs decreased for the 14th consecutive quarter by $25.9 million or 3% compared to 2Q 2013. NPAs/Assets of 5.7%. • Inflows of nonperforming loans declined by $20.3 million or 21% compared to 2Q 2013. • Provision for loan and lease losses of $22.2 million, down from 2Q which included a provision associated with the bulk sale of residential loans. • Net charge‐offs of $33.9 million, or an annualized 1.41% of average loans, compared to $128.9 million in the second quarter of 2013. Core Deposits • Core deposits, net of brokered, increased by $78.6 million in 3Q 2013. • Brokered certificates of deposit (CDs) decreased by $102.1 million in 3Q 2013. • Cost of core deposits (excluding brokered CDs) 0.79% in 3Q 2013 down from 0.81% in 2Q 2013. Capital • Deferred Tax Asset valuation allowance of $520 million • Q3 2013 Capital position was strengthened further by net income growth: ‒ Risk Based Capital Ratio 16.9% compared to 16.6% in 2Q 2013 ‒ Tier 1 Ratio 15.6% compared to 15.3% in 2Q 2013 ‒ Leverage Ratio 11.7% compared to 11.3% in 2Q 2013 ‒ Tier 1 Common Ratio 12.6% compared to 12.5% in 2Q 2013 ‒ Tangible Common Equity Ratio 8.65% compared to 8.64% in 2Q 2013 Third Quarter 2013 Highlights: CORE FRANCHISE STRONG 5

6 Third Quarter 2013 Highlights: LOAN PORTFOLIO Strong origination activity at $920 million for 3Q 13: - Residential mortgages originations declined due to an increase in market interest rates; - Consumer loans originations were strong at $290 million; - Commercial volume increased $17 million to $445 million driven by disbursements in PR and the VI and increased origination activity in FL. ($ in millions) Loan Originations* Continued focus on revenue generation through growth in commercial and consumer book following recent bulk sale transactions. �� Focus on increasing Consumer and Residential Mortgage market share & rebuilding our Commercial portfolio. �� Increased focus on rebuilding commercial book in PR and FL representing a $74 million increase for the quarter. * Originations including refinancings and draws from existing revolving and non‐revolving commitments Loan Portfolio Loans Held for Sale Commercial Construction Consumer & Finance Leases Residential Mortgage $11,250 $9,000 6,750 4,500 2,250 0 10,257 10,140 9,836 9,683 9,623 64 85 276 238 115 353 362 223 195 164 5,087 4,932 4,604 4,692 4,766 1,986 2,013 2,010 2,047 2,059 2,767 2,747 2,714 2,511 2,519 1,100 880 660 440 220 $- 755 914 802 1,016 920 252 357 265 431 448 12 39 28 15 5 304 305 279 308 290 187 214 229 262 177 3Q 2012 4Q 2012 1Q2013 2Q2013 3Q2013

�� Continued focus on deposit growth strategy; deposits excluding brokered CDs grew $78.6 million. We achieved this while reducing the cost of deposits net of brokered from 0.81% to 0.79%. �� Continued focus on cross‐selling opportunities. �� Reduced reliance on brokered deposits: - 32% of deposits are brokered CDs, a decline of $102.1 million compared to 2Q 2013. 7 ($ in millions) Core Deposits * Total Deposit Composition Third Quarter Highlights: DEPOSIT MIX * Core deposits are total deposits excluding brokered CDs. $7,000 5,250 3,500 1,750 $- 6,488 6,490 6,622 6,695 6,773 2,056 2,077 2,122 2,111 2,080 1,005 1,108 1,161 1,144 1,106 2,748 2,776 2,924 2,835 2,828 679 529 515 605 759 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 Non-interest Bearing 9% Brokered CDs 32% Interest Bearing 59% Retail Commercial CDs & IRAs Public Funds

8 Third Quarter Highlights: PR GOVERNMENT EXPOSURE ($ in millions) �� Total asset exposure to the Puerto Rico Government as of September 30, 2013 was just over $395 million �� In addition, there is $199 million of indirect exposure to the Tourism Development Fund supporting hotel projects. �� Total Government Deposits as of September 30, 2013 were $584 million. Investment Portfolio 71.0 $ Central Government 48.1 Public Corporations 79.6 Municipalities 199.0 Time Deposits Transaction Accounts Total Federal Funds ‐ $ 12.9 $ 12.9 $ Municipalities 35.4 104.6 140.0 Public Agencies 5.0 184.5 189.4 Public Corporations 240.1 1.5 241.6 Total 280.4 $ 303.5 $ 584.0 $

THIRD QUARTER 2013 Results of Operations

Interest income 162,203 $ 160,670 $ 1,533 $ 166,964 $ Interest expense 31,298 33,782 (2,484) 41,461 Net interest income 130,905 126,888 4,017 125,503 Provision for loan and lease losses 22,195 87,464 (65,269) 28,952 Non‐interest income 15,968 14,264 1,704 17,325 Impairment of collateral pledged with Lehman ‐ (66,574) 66,574 ‐ Equity in losses of unconsolidated entities (5,908) 648 (6,556) (2,199) Total non‐interest income 10,060 (51,662) 61,722 15,126 Personnel expense 32,823 33,116 (292) 31,058 Occupancy and equipment expense 15,134 14,946 188 15,208 Insurance and supervisory fees 11,513 12,699 (1,186) 13,023 REO expense 7,052 14,829 (7,777) 8,686 Other operating expenses 32,632 35,735 (3,103) 23,868 Total non‐interest expense 99,154 111,324 (12,170) 91,843 Pre‐tax income (loss) 19,616 (123,562) 143,177 19,834 Income tax expense 3,676 (979) 4,655 761 Net income (loss) 15,940 $ (122,583) $ 138,523 $ 19,073 $ Adjusted Pre‐tax, pre‐provision income 50,861 $ 35,895 $ 14,966 $ 51,362 $ Fully diluted EPS 0.08 $ (0.60) $ 0.68 $ 0.09 $ Book value per share 5.59 $ 5.60 $ (0.01) $ 6.89 $ Tangible book value per share 5.32 $ 5.32 $ ‐ $ 6.59 $ Common stock price 5.68 $ 7.08 $ (1.40) $ 4.42 $ Net Interest Margin (GAAP) 4.20% 4.04% 0.16% 3.98% Efficiency ratio 70.3% 148.0% (77.7%) 65.3% 10 ($ in thousands, except per share data) Select Financial Information 3Q 2013 2Q 2013 Variance Results of Operations: THIRD QUARTER 2013 FINANCIAL HIGHLIGHTS 3Q 2012

11 Results of Operations: REVENUE & MARGIN EXPANSION �� NIM expanded 16 basis points, while net interest income increased $4.0 million compared to Q2 13. �� NIM increased 22 basis points year-over‐ year. �� Net interest income increased $4.0 million in the third quarter due to: - A decrease of $2.5 million in total interest expense, due to a reduction in the average cost of total deposits; and - A $2.2 million increase in interest income on investment securities due to reinvestment of cash into higher yielding securities. ($ in millions) $140.0 105.0 70.0 35.0 $- 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 3.98 3.91 3.96 4.01 4.20 125.5 125.6 124.5 126.9 130.9 Net interest income NIM (GAAP)

12 Results of Operations: COST OF FUNDS �� Cost of total deposits, excluding brokered CDs, decreased to 0.79% from 0.81% in Q3 2013. �� The average rate paid on non‐brokered deposits, including interest‐bearing checking accounts, savings and retail CDs, declined by 3 basis points to 0.90% during the third quarter. �� The average cost and balance of brokered CDs decreased 23 basis during the third quarter of 2013 as the Corporation repaid approximately $743.8 million of matured brokered CDs with an all‐in cost of 1.86% and new issuances amounted to $641.8 million with an all‐in cost of 0.82% �� Overall funding costs declined $2.5 million or 9bps to 1.19%. �� $797 million of brokered CDs maturing over the next six months at an average rate of 0.94%; currently, brokered CDs are being renewed at 0.82%. 1.03% 1.01% 0.98% 0.93% 0.90% 0.91% 0.88% 0.84% 0.81% 0.79% 0.60% 0.90% 1.20% 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 Interest Bearing Total Cost of Deposits

13 Results of Operations: NON‐INTEREST INCOME* �� Excluding the impairment of the Lehman collateral in 2Q 2013 and the equity in earnings/(losses) of unconsolidated entities (related to investment in CPG/GS) non‐interest income increased $1.7 million compared to 2Q 2013, due to: - $3.4 million charge in 2Q for restructured CRE loan held for sale; - Offset by a $1.3 million decline in mortgage banking activities * Non interest income excludes equity losses of unconsolidated entities and write down of collateral pledged to Lehman in Q2 2013. ($ in millions) $20.0 15.0 10.0 5.0 $- 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 3.3 3.2 3.4 3.1 4.7 6.7 4.6 4.8 3.5 9.3 10.2 11.2 6.3 17.3 20.1 19.2 Other Mortgage banking Service charges - deposits

14 Results of Operations: OPERATING EXPENSES �� Decrease of $7.5 million in credit related expenses. �� Deposit insurance premium and supervisory fees declined $1.2 million or 9% compared to 2Q. �� Secondary offering expenses of $1.7 million in 3Q. �� Credit card processing conversion expenses in 3Q of $1.7 million. �� Overall, expenses declined 11% in 3Q. Focus remains on further reductions. �� 2Q 13 includes $5 million in bulk sale related expenses. ($ in millions) 3Q 2013 2Q 2013 % Change Credit related expenses 9.8 $ 17.3 $ ‐43% Outsourcing technology services 4.3 4.3 0% Taxes other than income 4.6 6.2 ‐26% Deposit insurance prem & supervisory 11.5 12.7 ‐9% Bulk sale professional fees ‐ 3.1 Secondary / preferred exchange 1.7 0.1 Credit card processing convesrion 1.7 ‐ All other expenses 65.4 67.6 ‐3% Total 99.0 $ 111.3 $ ‐11%

2010 2011 2012 2013 15 Results of Operations: ASSET QUALITY �� NPAs are down over $533 million, or 42%, compared to Q3 12. �� Total NPLs are also down $510 million, or 51%, since Q3 12. �� Commercial NPLs are being carried at 56.5% of unpaid principal balance, net of specific reserves. ($ in millions) 1 As of September 30, 2013 2 Net Carrying Amount = % of unpaid principal balance net of reserves and accumulated charge‐offs Non‐performing Assets 1,639 1,551 1,506 1,239 1,233 1,208 1,184 1,138 1,119 1,066 1,008 976 683 506 498 150 150 163 163 172 176 188 194 213 242 251 260 256 151 147 159 148 95 80 $1,790 $1,701 $1,669 $1,562 $1,410 $1,390 $1,377 $1,337 $1,332 $1,308 $1,259 $1,238 $1,087 $752 $726 9.5% 10.0% 9.3% 10.2% 10.2% 9.6% 8.4% 5.7% $0 $400 $800 $1,200 $1,600 $2,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q NPLs Held for Sale Repossessed Assets & Other Loans Held for Investment NPAs / Assets Product Book Value Accumulated Charge‐offs Reserves Net Carrying Amount2 C&I $127.6 $46.0 $28.3 57.2% CRE 114.1 94.8 15.4 47.2% Const. 157.8 47.7 23.5 65.4% Total $399.4 $188.5 $67.2 56.5% Commercial Non‐performing Loans (includes HFS) 1 Q3 13 Q2 13 $ ∆ % ∆ Residential 142 $ 134 $ 8 $ 6% Consumer 37 35 2 5% C&I and CRE 255 269 (14) (5%) Construction 64 68 (4) (6%) Loans HFS 80 95 (15) (15%) NPLs 579 601 (23) (4%) REO & Repo Prop 147 151 (3) (2%) NPAs 726 $ 752 $ (26) $ (3%)

16 Results of Operations: NET CHARGE‐OFFS & ALLOWANCE COVERAGE ($ in millions) �� Total net charge‐offs for 3Q 2013 were $34 million, or 1.41% of average loans. �� The bulk loan sales completed in the first two quarters and the transfer of loans to held for sale in the first quarter added $98.0 million and $134.5 million in charge‐offs in Q2 13 and Q1 13, respectively. �� Allowance coverage ratio of 3.04% as of September 30, 2013 Net Charge‐offs * Annualized $446 $435 $343 $301 $289 4.37% 4.33% 3.58% 3.19% 3.04% 1.58% 1.59% 8.10% 5.25% 1.41% 0.0% 2.1% 4.2% 6.3% 8.4% $‐ $125 $250 $375 $500 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 ALLL ALLL to Loans NCOs to Average Loans * $210 180 150 120 90 60 30 $- 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 $41 8 5 12 7 2 6 13 10 204 39 56 85 13 12 129 2 6 14 103 34 6 14 8 Constructions Commercial Mortgage C&I Consumer Residential

17 Results of Operations: CAPITAL POSITION �� Total stockholders’ equity amounted to $1.2 billion as of September 30, 2013, a decrease of $1.9 million from June 30, 2013 Driven by a decrease of $18.5 million in other comprehensive income due to unrealized losses on available‐for‐sale securities attributable to changes in market interest rates, partially offset by net income of $15.9 million. �� The capital levels continue to be strong as First BanCorp executes on its strategic plan. Capital Ratios 17.5% Total Capital Ratio 16.6% 16.9% 16.2% Tier 1 Capital Ratio 15.3% 15.6% 12.7% Leverage Ratio 11.3% 11.7% 13.3% Tier 1 Common Ratio 12.3% 12.6% 10.4% Tangible Common 8.64% 8.65% 6.5% 9.0% 11.5% 14.0% 16.5% 19.0% 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013

18 Summary: KEY QUARTER HIGHLIGHTS Executing Strategic Plan: • Asset Quality: Remains our top priority. 14th Consecutive Quarter of reductions in NPAs, down $23 million compared to prior quarter. Inflows of nonperforming loans also declined $20 million compared to Q2 2013. • Profitability: Our NIM improved 16 basis points to 4.20% compared to Q2 through reduced funding costs. We are keenly focused on the optimization of our expense base. We posted a strong pre‐tax pre‐provision income at over $50 million. • Core Deposits: Increased $79 million this quarter while reducing reliance on brokered CDs by $102 million. • Loan Originations: We had solid loan originations this quarter at over $920 million and will continue to rebuild our C&I book while strengthening our dominant position on the island in consumer and auto lending. We are excited for the opportunity to now take full advantage of the credit card portfolio, now that we have completed the systems conversion; and • Capital Position: Our capital position strengthened allowing us to continue to aggressively address our legacy asset issues. Our deferred tax asset valuation allowance is $520 million.

THIRD QUARTER 2013 Q&A

EXHIBITS

21 Results of Operations: THIRD QUARTER KEY MARGIN DRIVERS Q3 vs. Q2 Change in Average Interest Earning Assets & Interest Bearing Liabilities * On a tax equivalent basis and excluding valuations $ ∆ in % ∆ in Average Average Volume Rate Average total investments (48,686) $ 0.49% 3,242 $ Average loans & leases: Residential mortgage loans (218,611) 0.37% (138) Construction loans (18,940) (0.00%) (133) C&I and commercial mortgage loans 45,505 (0.05%) 420 Consumer loans 9,733 (0.21%) (66) Total average loans (180,734) 0.05% 149 Average total interest‐earning assets (229,420) 0.15% 3,391 Interest‐bearing liabilities: Brokered CDs (161,748) (0.22%) 2,178 Other interest‐bearing deposits (1,595) (0.03%) 287 Other borrowed funds ‐ (0.00%) (88) Average total interest‐bearing liabilities (173,910) (0.09%) 2,484 Increase in net interest income * 5,875 $ Net Interest Income Changes

22 Use of Non-GAAP Financial Measures Basis of Presentation Use of Non-GAAP Financial Measures This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release. Tangible Common Equity Ratio and Tangible Book Value per Common Share The tangible common equity ratio and tangible book value per common share are non-GAAP measures generally used by the financial community to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill, core deposit intangibles and purchased credit card relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles and purchased credit card relationship intangible. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets or any other measure calculated in accordance with GAAP. Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets and any other related measures may differ from that of other companies reporting measures with similar names. (In thousands, except ratios and per share information) September 30, June 30, March 31, December 31, September 30, 2013 2013 2013 2012 2012 Total equity - GAAP $ 1,220,593 $ 1,222,328 $ 1,403,999 $ 1,485,023 $ 1,484,117 Preferred equity (63,047) (63,047) (63,047) (63,047) (63,047) Goodwill (28,098) (28,098) (28,098) (28,098) (28,098) Purchased credit card relationship (20,718) (21,649) (22,580) (23,511) (23,920) Core deposit intangible (7,570) (8,158) (8,746) (9,335) (9,923) Tangible common equity $ 1,101,160 $ 1,101,376 $ 1,281,528 $ 1,361,032 $ 1,359,129 Total assets - GAAP $ 12,787,450 $ 12,803,169 $ 13,005,876 $ 13,099,741 $ 13,139,747 Goodwill (28,098) (28,098) (28,098) (28,098) (28,098) Purchased credit card relationship (20,718) (21,649) (22,580) (23,511) (23,920) Core deposit intangible (7,570) (8,158) (8,746) (9,335) (9,923) Tangible assets $ 12,731,064 $ 12,745,264 $ 12,946,452 $ 13,038,797 $ 13,077,806 Common shares outstanding 207,043 206,982 206,228 206,235 206,179 Tangible common equity ratio 8.65% 8.64% 9.90% 10.44% 10.39% Tangible book value per common share 5.32 $ 5.32 $ 6.21 $ 6.60 $ 6.59 $ Tangible Equity: Tangible Assets:

23 Use of Non-GAAP Financial Measures Basis of Presentation Use of Non-GAAP Financial Measures This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release. Tier 1 Common Equity to Risk-Weighted Assets Ratio The Tier 1 common equity to risk-weighted assets ratio is calculated by dividing (a) tier 1 capital less non-common elements including qualifying perpetual preferred stock and qualifying trust preferred securities by (b) risk-weighted assets, which assets are calculated in accordance with applicable bank regulatory requirements. The Tier 1 common equity ratio is not required by GAAP or on a recurring basis by applicable bank regulatory requirements. However, this ratio will be required under Basel III capital standards as proposed. Management is currently monitoring this ratio, along with the other ratios discussed above, in evaluating the Corporation’s capital levels and believes that, at this time, the ratio may be of interest to investors. (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2013 2013 2013 2012 2012 Total equity - GAAP 1,220,593 $ 1,222,328 $ 1,403,999 $ 1,485,023 $ 1,484,117 $ Qualifying preferred stock (63,047) (63,047) (63,047) (63,047) (63,047) Unrealized loss (gain) on available-for-sale securities (1) 58,485 40,142 (19,868) (28,476) (42,528) Disallowed deferred tax asset (2) (43) - - - (40) Goodwill (28,098) (28,098) (28,098) (28,098) (28,098) Core deposit intangible (7,570) (8,158) (8,746) (9,335) (9,923) Other disallowed assets (410) (569) (2,515) (4,032) (4,155) Tier 1 common equity $ 1,179,910 $ 1,162,598 $ 1,281,725 $ 1,352,035 $ 1,336,326 Total risk-weighted assets $ 9,402,910 $ 9,467,699 $ 9,721,502 $ 9,933,719 $ 10,026,572 Tier 1 common equity to risk-weighted assets ratio 12.55% 12.28% 13.18% 13.61% 13.33% 1- Tier 1 capital excludes net unrealized gains (losses) on available-for-sale debt securities and net unrealized gains on available-for-sale equity securities with readily determinable fair values, in accordance with regulatory risk-based capital guidelines. In arriving at Tier 1 capital, institutions are required to deduct net unrealized losses on available-for-sale equity securities with readily determinable fair values, net of tax. 2- Approximately $7.7 million of the Corporation's deferred tax assets as of September 30, 2013 (June 30, 2013 - $10 million; March 31, 2013 - $10 million; December 31, 2012 - $11 million; September 30, 2012 - $12 million) was included without limitation in regulatory capital pursuant to the risk-based capital guidelines, while approximately $43 thousand of such assets as of September 30, 2013 (June 30, 2013 - $0; March 31, 2013 - $0; December 31, 2012 - $0; September 30, 2012 - $40 thousand) exceeded the limitation imposed by these guidelines and, as "disallowed deferred tax assets," was deducted in arriving at Tier 1 capital. According to regulatory capital guidelines, the deferred tax assets that are dependent upon future taxable income are limited for inclusion in Tier 1 capital to the lesser of: (i) the amount of such deferred tax asset that the entity expects to realize within one year of the calendar quarter-end date, based on its projected future taxable income for that year, or (ii) 10% of the amount of the entity's Tier 1 capital. Approximately $0.3 million of the Corporation's other net deferred tax liability as of September 30, 2013 (June 30, 2013 - $3 million; March 31, 2013 - $6 million; December 31, 2012 - $6 million; September 30, 2012 - $7 million) represented primarily the deferred tax effects of unrealized gains and losses on available-for-sale debt securities, which are permitted to be excluded prior to deriving the amount of net deferred tax assets subject to limitation under the guidelines. As of Tier 1 Common Equity:

24 Use of Non-GAAP Financial Measures Basis of Presentation Use of Non-GAAP Financial Measures This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release. Adjusted Pre-Tax, Pre-Provision Income One non-GAAP performance metric that management believes is useful in analyzing underlying performance trends, particularly in times of economic stress, is adjusted pre-tax, pre-provision income. Adjusted pre-tax, pre-provision income, as defined by management, represents net (loss) income excluding income tax expense (benefit), the provision for loan and lease losses, gains on sale and OTTI of investment securities, fair value adjustments on derivatives and liabilities measured at fair value, equity in earnings or losses of unconsolidated entities as well as certain items identified as unusual, non-recurring or non-operating. From time to time, revenue and expenses are impacted by items judged by management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that management believes that a complete analysis of its Corporation’s performance requires consideration also of results that exclude such amounts. These items result from factors originating outside the Corporation such as regulatory actions/assessments, and may result from unusual management decisions, such as the early extinguishment of debt. (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2013 2013 2013 2012 2012 Income (loss) before income taxes 19,616 $ $ (123,562) (71,011) $ 16,028 $ 19,834 $ Add: Provision for loan and lease losses 22,195 87,464 111,123 30,466 28,952 Add: Net loss on investments and impairments - 42 117 69 547 Less: Unrealized gain on derivative instruments and liabilities measured at fair value (232) (708) (400) (432) (170) Add: Bulk sales related expenses and other professional fees related to the terminated preferred stock exchange offer - 3,198 5,096 - - Add: Loss on certain OREO properties sold as part of the bulk sale of non-performing residential mortgage assets - 1,879 - - - Add: Secondary offering costs 1,669 - - - - Add: Credit card processing platform conversion costs 1,715 - - - - Add: National gross receipt tax (1) - 1,656 - - - Add: Write-off collateral pledged to Lehman - 66,574 - - - Add/Less: Equity in loss (earnings) of unconsolidated entity 5,908 (648) 5,538 8,330 2,199 Adjusted pre-tax, pre-provision income (2) 50,871 $ 35,895 $ 50,463 $ 54,461 $ 51,362 $ Change from most recent prior quarter-amount 14,976 $ (14,568) $ (3,998) $ 3,099 $ 13,449 $ Change from most recent prior quarter-percentage 41.7% -28.9% -7.3% 6.0% 35.5% (1) Represents the impact of the national gross receipts tax corresponding to the first quarter of 2013, recorded during the second quarter after enactment. (2) See "Basis of Presentation" for definition. Quarter Ended